JPMMT2006-A3	J.P. Morgan Securities Inc.
509 records
POOL 8

Summary Statistics

Number of Recievables: 509

Aggregate Current Balance: $337,442,712.26

Range of Current Balance: $206,375.00 to $1,400,000.00

Average Current Balance: $662,952.28

Aggregate Original Balance: $343,553,257

Range of Original Balances: $420,000.00 to $1,400,000.00

Average Original Balance: $674,957

Weighted Average Original Coupon: 4.833%

Range of Original Coupons: 3.63% to 5.00%

Weighted Average Current Coupon: 4.834%

Range of Current Coupons: 3.63% to 5.00%

Weighted Average Margin: 2.260%

Range of Margins: 2.00% to 2.50%

Weighted Average Servicing Fee: 0.2500%

Range of Servicing Fees: 0.2500% to 0.2500%

Weighted Average LPMI: 0.000%

Range of LPMI: 0.00% to 0.00%

Weighted Average Current Net Coupon: 4.584%

Range of Current Net Coupons: 3.38% to 4.75%

Weighted Average Maximum Rate: 9.850%

Range of Maximum Rates: 8.63% to 10.13%

Weighted Average Months to Roll: 44

Weighted Average Stated Original Term: 360.00 months

Range of Stated Original Term: 360 months to 360 months

Weighted Average Stated Remaining Term: 344.34 months

Range of Stated Remaining Term: 327 months to 347 months

Weighted Average Stated Original IO Term: 60.00 months

Range of Stated Original IO Term: 0 months to 60 months

Weighted Average Effective Original LTV: 68.53%

Percent Purchase: 68.5%

Percent Cash-Out Refinance: 14.6%

Percent Owner Occupied: 99.6%

Percent Single Family - PUD: 78.8%

Percent Conforming Balance: 0.1%

Percent Interest Only: 98.8%

Percent with Securities Pledge: 0.0%

Weighted Average FICO Score: 734.6

Top 5 States: CA(54%),NY(14%),VA(4%),IL(4%),NJ(3%)

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

509 records

POOL8

Servicer	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Chase	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6

Product Type	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
5 Year ARM	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6

Index Type	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
1 Year CMT	1	750,000.00	0.22	750,000	750,000	4.125	3.875	2.250	10.125	38	360.0	338.0	25.00	0.0	100.0	746.0
Libor - 1 Year	508	336,692,712.26	99.78	674,810	342,803,257	4.835	4.585	2.260	9.849	44	360.0	344.4	68.62	14.7	98.8	734.6
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6

Interest Only	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Yes	503	333,282,094.85	98.77	673,996	339,020,007	4.842	4.592	2.260	9.859	44	360.0	344.3	68.61	14.6	100.0	734.5
No	6	4,160,617.41	1.23	755,542	4,533,250	4.153	3.903	2.250	9.153	44	360.0	344.4	61.53	16.8	0.0	745.9
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

509 records

POOL8

Original Rates (%)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
3.501 to 3.750	2	1,281,864.99	0.38	775,000	1,550,000	3.664	3.414	2.171	8.979	39	360.0	338.7	57.15	0.0	31.4	790.2
3.751 to 4.000	5	3,961,944.86	1.17	852,500	4,262,500	4.000	3.750	2.250	9.659	39	360.0	339.5	61.45	42.9	82.3	744.0
4.001 to 4.250	7	5,858,999.36	1.74	837,000	5,859,000	4.159	3.909	2.250	9.590	39	360.0	338.7	58.97	9.1	100.0	745.6
4.251 to 4.500	23	16,685,296.84	4.94	740,865	17,039,900	4.444	4.194	2.250	9.444	45	360.0	344.7	67.77	3.8	84.5	732.2
4.501 to 4.750	116	75,795,823.57	22.46	657,296	76,246,316	4.714	4.464	2.259	9.714	44	360.0	344.4	69.01	7.6	100.0	742.4
4.751 to 5.000	356	233,858,782.64	69.30	670,212	238,595,541	4.938	4.688	2.262	9.938	45	360.0	344.5	68.85	17.4	100.0	731.5
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Minimum: 3.6250
Maximum: 5.0000
Weighted Average: 4.8326

Net Rates (%)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
3.251 to 3.500	2	1,281,864.99	0.38	775,000	1,550,000	3.664	3.414	2.171	8.979	39	360.0	338.7	57.15	0.0	31.4	790.2
3.501 to 3.750	5	3,961,944.86	1.17	852,500	4,262,500	4.000	3.750	2.250	9.659	39	360.0	339.5	61.45	42.9	82.3	744.0
3.751 to 4.000	7	5,858,999.36	1.74	837,000	5,859,000	4.159	3.909	2.250	9.590	39	360.0	338.7	58.97	9.1	100.0	745.6
4.001 to 4.250	23	16,685,296.84	4.94	740,865	17,039,900	4.444	4.194	2.250	9.444	45	360.0	344.7	67.77	3.8	84.5	732.2
4.251 to 4.500	116	75,795,823.57	22.46	657,296	76,246,316	4.714	4.464	2.259	9.714	44	360.0	344.4	69.01	7.6	100.0	742.4
4.501 to 4.750	356	233,858,782.64	69.30	670,212	238,595,541	4.938	4.688	2.262	9.938	45	360.0	344.5	68.85	17.4	100.0	731.5
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Minimum: 3.3750
Maximum: 4.7500
Weighted Average: 4.5835

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

509 records

POOL8

First Payment Date	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
2003	2	1,403,095.99	0.42	825,000	1,650,000	4.017	3.767	2.178	10.017	28	360.0	327.7	61.01	0.0	100.0	759.1
2004	134	87,052,390.52	25.80	660,850	88,553,849	4.830	4.580	2.254	9.877	42	360.0	342.4	69.66	11.8	99.2	735.7
2005	373	248,987,225.75	73.79	679,221	253,349,408	4.840	4.590	2.263	9.840	45	360.0	345.1	68.17	15.7	98.6	734.1
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Minimum: 2003-08-01
Maximum: 2005-04-01
Weighted Average: 2005-01-11

Maturity Date	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
2033	2	1,403,095.99	0.42	825,000	1,650,000	4.017	3.767	2.178	10.017	28	360.0	327.7	61.01	0.0	100.0	759.1
2034	282	181,582,960.15	53.81	652,620	184,038,754	4.813	4.563	2.253	9.836	43	360.0	343.2	69.22	16.7	98.2	735.6
2035	225	154,456,656.12	45.77	701,620	157,864,503	4.865	4.615	2.269	9.865	46	360.0	345.8	67.78	12.3	99.4	733.2
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Minimum: 2033-07-01
Maximum: 2035-03-01
Weighted Average: 2034-12-12

Next Rate Adjustment Date	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
2008	2	1,403,095.99	0.42	825,000	1,650,000	4.017	3.767	2.178	10.017	28	360.0	327.7	61.01	0.0	100.0	759.1
2009	282	181,582,960.15	53.81	652,620	184,038,754	4.813	4.563	2.253	9.836	43	360.0	343.2	69.22	16.7	98.2	735.6
2010	225	154,456,656.12	45.77	701,620	157,864,503	4.865	4.615	2.269	9.865	46	360.0	345.8	67.78	12.3	99.4	733.2
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Minimum: 2008-07-01
Maximum: 2010-03-01
Weighted Average: 2009-12-12

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

509 records

POOL8

Original Term	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
360	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Minimum: 360
Maximum: 360
Weighted Average: 360.0

Seasoning	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
13 to 15	225	154,456,656.12	45.77	701,620	157,864,503	4.865	4.615	2.269	9.865	46	360.0	345.8	67.78	12.3	99.4	733.2
16 to 18	276	176,346,219.41	52.26	647,831	178,801,254	4.835	4.585	2.253	9.835	43	360.0	343.4	69.82	16.7	98.2	735.2
22 to 24	6	5,236,740.74	1.55	872,917	5,237,500	4.063	3.813	2.250	9.853	38	360.0	337.6	49.08	19.1	100.0	748.4
31 to 33	2	1,403,095.99	0.42	825,000	1,650,000	4.017	3.767	2.178	10.017	28	360.0	327.7	61.01	0.0	100.0	759.1
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Minimum: 13
Maximum: 33
Weighted Average: 15.7

Remaining Term to Stated Maturity	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
325 to 330	2	1,403,095.99	0.42	825,000	1,650,000	4.017	3.767	2.178	10.017	28	360.0	327.7	61.01	0.0	100.0	759.1
331 to 336	1	649,240.90	0.19	650,000	650,000	4.000	3.750	2.250	10.000	36	360.0	336.0	76.47	0.0	100.0	702.0
337 to 342	48	29,648,348.31	8.79	638,113	30,629,400	4.775	4.525	2.250	9.893	41	360.0	341.3	67.46	12.4	100.0	731.8
343 to 348	458	305,742,027.06	90.61	678,218	310,623,857	4.845	4.595	2.262	9.845	45	360.0	344.7	68.65	14.9	98.6	734.8
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Minimum: 327
Maximum: 347
Weighted Average: 344.3

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

509 records

POOL8

Original Principal Balance ($)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
400,001 to 500,000	139	63,523,185.07	18.82	458,289	63,702,185	4.867	4.617	2.250	9.867	44	360.0	344.1	74.14	15.1	98.6	732.8
500,001 to 600,000	113	61,405,962.21	18.20	551,118	62,276,347	4.854	4.604	2.250	9.854	45	360.0	344.5	72.99	20.7	100.0	737.5
600,001 to 700,000	92	57,795,911.39	17.13	645,058	59,345,377	4.822	4.572	2.248	9.841	44	360.0	344.4	73.03	8.6	100.0	739.1
700,001 to 800,000	40	29,930,202.62	8.87	763,827	30,553,099	4.821	4.571	2.250	9.872	44	360.0	344.2	65.74	20.6	97.6	728.6
800,001 to 900,000	19	16,237,152.93	4.81	856,699	16,277,280	4.840	4.590	2.250	9.840	45	360.0	344.7	69.06	0.0	94.6	721.5
900,001 to 1,000,000	53	50,184,837.78	14.87	969,298	51,372,770	4.804	4.554	2.250	9.863	44	360.0	344.0	62.61	20.8	96.7	736.4
1,000,001 to 1,100,000	40	41,560,638.71	12.32	1,080,432	43,217,299	4.792	4.542	2.250	9.792	44	360.0	344.2	62.07	10.6	100.0	732.1
1,100,001 to 1,200,000	3	3,557,688.55	1.05	1,186,000	3,558,000	4.833	4.583	2.416	9.833	44	360.0	344.3	54.85	32.5	100.0	701.6
1,200,001 to 1,300,000	4	5,101,237.57	1.51	1,276,250	5,105,000	4.874	4.624	2.500	9.874	45	360.0	345.3	52.85	0.0	100.0	755.2
1,300,001 to 1,400,000	6	8,145,895.43	2.41	1,357,650	8,145,900	4.897	4.647	2.457	9.897	46	360.0	345.8	53.54	0.0	100.0	746.2
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Minimum: 420,000.00
Maximum: 1,400,000.00
Average: 674,957.28
Total: 343,553,257.00

Current Principal Balance ($)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
200,000.01 to 300,000.00	4	906,342.14	0.27	578,850	2,315,400	4.904	4.654	2.250	9.904	44	360.0	343.8	69.49	0.0	100.0	729.1
400,000.01 to 500,000.00	143	65,312,781.05	19.36	461,792	66,036,185	4.862	4.612	2.248	9.868	44	360.0	344.1	73.82	14.7	98.6	732.9
500,000.01 to 600,000.00	114	62,732,005.42	18.59	564,157	64,313,946	4.853	4.603	2.250	9.853	45	360.0	344.5	72.84	21.1	100.0	738.3
600,000.01 to 700,000.00	90	58,102,728.97	17.22	656,911	59,121,977	4.832	4.582	2.250	9.843	45	360.0	344.6	72.92	7.7	100.0	737.2
700,000.01 to 800,000.00	38	28,787,227.01	8.53	768,667	29,209,349	4.799	4.549	2.250	9.852	44	360.0	344.2	65.69	23.9	95.0	728.7
800,000.01 to 900,000.00	21	18,001,152.93	5.33	874,823	18,371,280	4.825	4.575	2.250	9.825	45	360.0	344.7	68.65	0.0	95.1	724.0
900,000.01 to 1,000,000.00	53	51,142,331.24	15.16	974,618	51,654,770	4.810	4.560	2.250	9.868	44	360.0	344.0	62.00	19.0	98.1	738.5
1,000,000.01 to 1,100,000.00	33	35,653,321.95	10.57	1,082,468	35,721,450	4.793	4.543	2.250	9.793	44	360.0	344.2	62.67	12.3	100.0	729.3
1,100,000.01 to 1,200,000.00	3	3,557,688.55	1.05	1,186,000	3,558,000	4.833	4.583	2.416	9.833	44	360.0	344.3	54.85	32.5	100.0	701.6
1,200,000.01 to 1,300,000.00	4	5,101,237.57	1.51	1,276,250	5,105,000	4.874	4.624	2.500	9.874	45	360.0	345.3	52.85	0.0	100.0	755.2
1,300,000.01 to 1,400,000.00	6	8,145,895.43	2.41	1,357,650	8,145,900	4.897	4.647	2.457	9.897	46	360.0	345.8	53.54	0.0	100.0	746.2
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Minimum: 206,375.00
Maximum: 1,400,000.00
Average: 662,952.28

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

509 records

POOL8

Original Effective Loan-to-Value Ratio (%)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
20.01 to 30.00	7	5,389,000.00	1.60	769,857	5,389,000	4.589	4.339	2.250	9.914	43	360.0	342.6	27.27	41.4	100.0	760.7
30.01 to 40.00	17	13,988,808.75	4.15	835,800	14,208,600	4.845	4.595	2.317	9.845	45	360.0	345.3	37.05	37.7	93.2	747.6
40.01 to 50.00	21	16,456,128.01	4.88	834,286	17,520,000	4.855	4.605	2.283	9.927	44	360.0	343.6	46.50	24.7	100.0	725.9
50.01 to 60.00	41	34,775,144.82	10.31	854,834	35,048,200	4.825	4.575	2.279	9.825	45	360.0	344.7	56.16	26.3	100.0	737.8
60.01 to 70.00	132	103,827,473.59	30.77	803,141	106,014,549	4.815	4.565	2.259	9.834	44	360.0	344.4	67.79	9.5	98.5	732.2
70.01 to 80.00	289	161,819,157.02	47.95	568,114	164,184,908	4.851	4.601	2.250	9.855	44	360.0	344.3	77.84	11.6	99.0	734.3
80.01 to 90.00	2	1,187,000.07	0.35	594,000	1,188,000	5.000	4.750	2.250	10.000	45	360.0	345.0	90.00	0.0	100.0	745.9
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Minimum: 22.58
Maximum: 90.00
Weighted Average by Original Balance: 68.48

PMI Company (LTV > 80)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Republic Mtge Ins Co	1	625,500.00	52.70	625,500	625,500	5.000	4.750	2.250	10.000	45	360.0	345.0	90.00	0.0	100.0	745.0
General Electric	1	561,500.07	47.30	562,500	562,500	5.000	4.750	2.250	10.000	45	360.0	345.0	90.00	0.0	100.0	747.0
Total:	2	1,187,000.07	100.00	594,000	1,188,000	5.000	4.750	2.250	10.000	45	360.0	345.0	90.00	0.0	100.0	745.9

Documentation Level	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Full Documentation	397	269,339,173.93	79.82	688,903	273,494,313	4.835	4.585	2.262	9.853	44	360.0	344.3	68.04	16.4	98.8	731.2
Simply Signature	98	57,623,389.75	17.08	607,836	59,567,914	4.817	4.567	2.250	9.817	45	360.0	344.6	72.76	2.7	98.4	753.2
Full Asset/Stated Income	8	6,443,673.03	1.91	806,140	6,449,120	4.940	4.690	2.250	9.940	44	360.0	344.5	58.54	57.3	100.0	700.4
Streamlined	6	4,036,475.55	1.20	673,652	4,041,910	4.783	4.533	2.327	9.968	43	360.0	342.6	56.79	0.0	100.0	747.0
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

509 records

POOL8

Purpose	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Purchase	355	231,185,332.95	68.51	665,142	236,125,457	4.824	4.574	2.255	9.837	44	360.0	344.4	71.97	0.0	98.9	738.0
Rate/Term Refinance	78	56,866,698.64	16.85	737,235	57,504,350	4.846	4.596	2.284	9.873	44	360.0	344.4	60.45	0.0	98.3	729.6
Cash-out Refinance	76	49,390,680.67	14.64	656,888	49,923,450	4.866	4.616	2.256	9.886	44	360.0	344.2	61.71	100.0	98.6	724.7
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6

Occupancy	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Primary Residence	507	336,020,180.47	99.58	674,735	342,090,857	4.834	4.584	2.260	9.850	44	360.0	344.3	68.51	14.7	98.8	734.6
Second Home	2	1,422,531.79	0.42	731,200	1,462,400	4.817	4.567	2.250	9.817	45	360.0	344.9	71.75	0.0	100.0	736.0
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6

Property Type	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Single Family Residence	284	193,862,538.07	57.45	695,802	197,607,826	4.819	4.569	2.264	9.844	44	360.0	344.2	67.42	18.5	98.7	736.2
Planned unit developments	115	72,015,317.57	21.34	633,556	72,858,927	4.875	4.625	2.255	9.875	44	360.0	344.3	70.71	14.3	99.0	722.6
Condo	110	71,564,856.62	21.21	664,423	73,086,504	4.831	4.581	2.255	9.842	45	360.0	344.6	69.31	4.4	98.7	742.4
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

509 records

POOL8

Geographic Distribution by Balance	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
California	282	180,574,909.97	53.51	648,884	182,985,196	4.850	4.600	2.261	9.859	44	360.0	344.1	69.85	19.3	99.2	734.7
New York	64	47,313,318.82	14.02	778,517	49,825,095	4.762	4.512	2.255	9.823	44	360.0	344.3	62.59	5.9	97.1	739.6
Virginia	22	13,629,828.04	4.04	621,082	13,663,802	4.807	4.557	2.273	9.807	45	360.0	344.7	69.83	13.9	100.0	733.7
Illinois	17	11,939,178.24	3.54	724,925	12,323,730	4.851	4.601	2.250	9.851	46	360.0	345.8	69.71	18.5	96.0	743.2
New Jersey	16	11,078,529.07	3.28	696,372	11,141,950	4.677	4.427	2.250	9.677	44	360.0	344.3	67.57	6.8	92.1	741.9
Florida	15	10,602,036.82	3.14	706,828	10,602,420	4.877	4.627	2.250	9.877	45	360.0	345.4	69.53	9.4	100.0	715.0
Maryland	16	9,486,520.55	2.81	594,171	9,506,730	4.844	4.594	2.250	9.844	44	360.0	344.4	74.13	6.8	100.0	737.1
Texas	10	7,144,578.05	2.12	724,503	7,245,030	4.719	4.469	2.299	9.719	45	360.0	345.0	70.56	0.0	100.0	723.2
Connecticut	8	7,074,978.54	2.10	885,788	7,086,300	4.918	4.668	2.296	9.918	45	360.0	345.5	56.73	0.0	100.0	729.2
Arizona	9	6,803,802.22	2.02	756,768	6,810,915	4.930	4.680	2.250	9.930	45	360.0	344.7	66.07	6.5	100.0	730.7
Michigan	8	5,360,904.46	1.59	671,813	5,374,500	4.824	4.574	2.250	9.824	45	360.0	344.9	71.02	0.0	100.0	721.3
Massachusetts	6	3,714,908.58	1.10	619,167	3,715,000	4.922	4.672	2.250	9.922	45	360.0	344.7	62.56	14.5	100.0	748.6
Colorado	6	3,642,721.00	1.08	609,367	3,656,200	4.906	4.656	2.250	9.906	43	360.0	343.3	76.80	0.0	100.0	724.2
North Carolina	4	3,309,899.99	0.98	827,475	3,309,900	4.894	4.644	2.352	9.894	46	360.0	345.6	68.05	0.0	100.0	728.4
Delaware	4	2,755,993.25	0.82	689,000	2,756,000	4.591	4.341	2.250	9.954	38	360.0	338.0	73.37	0.0	100.0	755.9
Nevada	4	2,278,329.02	0.68	570,200	2,280,800	4.935	4.685	2.250	9.935	44	360.0	344.2	72.07	48.2	100.0	725.1
Ohio	4	2,179,002.82	0.65	671,210	2,684,839	4.873	4.623	2.250	9.873	46	360.0	345.6	72.34	0.0	100.0	739.3
Georgia	4	1,825,936.14	0.54	464,363	1,857,450	4.824	4.574	2.250	9.824	45	360.0	344.5	77.00	51.5	100.0	750.7
Pennsylvania	2	1,647,800.00	0.49	823,900	1,647,800	4.948	4.698	2.250	9.948	46	360.0	346.4	69.82	0.0	100.0	729.4
Hawaii	2	1,422,100.00	0.42	711,050	1,422,100	5.000	4.750	2.250	10.000	45	360.0	344.7	48.90	70.3	100.0	730.2
Oklahoma	2	1,234,936.68	0.37	617,500	1,235,000	5.000	4.750	2.250	10.000	44	360.0	344.4	70.79	0.0	100.0	701.1
South Carolina	1	780,000.00	0.23	780,000	780,000	5.000	4.750	2.250	10.000	45	360.0	345.0	80.00	0.0	100.0	762.0
District of Columbia	1	750,000.00	0.22	750,000	750,000	5.000	4.750	2.250	10.000	43	360.0	343.0	71.43	100.0	100.0	687.0
New Mexico	1	450,000.00	0.13	450,000	450,000	4.875	4.625	2.250	9.875	47	360.0	347.0	40.00	0.0	100.0	765.0
Washington	1	442,500.00	0.13	442,500	442,500	5.000	4.750	2.250	10.000	45	360.0	345.0	75.00	100.0	100.0	677.0
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Number of States Represented: 25

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

509 records

POOL8

FICO Score	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
<= 619	4	3,044,625.87	0.90	765,313	3,061,250	4.781	4.531	2.250	9.781	43	360.0	343.0	58.36	0.0	76.0	610.6
620 to 644	8	6,817,007.84	2.02	852,350	6,818,799	4.901	4.651	2.250	9.901	45	360.0	345.3	67.72	16.1	100.0	636.4
645 to 669	30	18,637,074.92	5.52	650,348	19,510,438	4.895	4.645	2.266	9.895	44	360.0	344.4	71.72	28.3	100.0	662.6
670 to 694	53	36,925,607.72	10.94	703,708	37,296,500	4.857	4.607	2.258	9.857	44	360.0	344.5	66.32	25.7	100.0	683.0
695 to 719	86	54,633,806.86	16.19	644,579	55,433,760	4.877	4.627	2.263	9.903	44	360.0	344.2	71.84	9.6	99.2	707.2
720 to 744	76	48,923,001.17	14.50	652,705	49,605,580	4.802	4.552	2.256	9.822	44	360.0	344.2	69.35	16.4	100.0	731.7
745 to 769	139	93,926,351.60	27.83	690,641	95,999,135	4.823	4.573	2.263	9.846	44	360.0	344.2	67.63	15.2	98.8	757.1
770 to 794	96	63,137,810.63	18.71	670,715	64,388,620	4.820	4.570	2.255	9.820	45	360.0	344.6	68.60	6.6	98.5	781.0
795 to 819	17	11,397,425.65	3.38	672,893	11,439,175	4.722	4.472	2.279	9.809	44	360.0	344.0	61.27	15.8	92.3	800.4
Total:	509	337,442,712.26	100.00	674,957	343,553,257	4.834	4.584	2.260	9.850	44	360.0	344.3	68.53	14.6	98.8	734.6
Minimum: 598
Maximum: 810
Weighted Average: 734.6

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.